UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2024

GAIN THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40237	85-1726310
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 220

Bethesda, Maryland 20814

(Address of principal executive offices) (Zip Code)

(301) 500-1556

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	GANX	The Nasdaq Stock Market LLC

Item 7.01. Regulation FD Disclosure.

On December 23, 2024, Gain Therapeutics, Inc. (the “Company”) issued a press release announcing it has received approval in Australia to initiate a Phase 1b clinical trial. A copy of the press release is furnished hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the SEC and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01 Other Information

On December 23, 2024, the Company issued a press release announcing that it has received approval in Australia to initiate a Phase 1b clinical trial. The Company will be working with local Parkinson’s disease (“PD”) advocacy groups to support enrollment, and expects enrollment to complete in the spring of 2025 with data from the study expected mid-2025. GT-02287 is the Company’s lead allosteric small molecule in clinical development for the treatment of PD with or without a GBA1 mutation.

The primary goal of the Phase 1b trial is to assess the safety and tolerability of GT-02287 in people with PD. The Phase 1b trial will follow the Company’s Phase 1 study in healthy volunteers completed during the third quarter of 2024, in which GT-02287 demonstrated a favorable safety and tolerability profile as well as plasma and CNS exposures in the projected therapeutic range. The Phase 1 study also showed significant target engagement of GT-02287 demonstrated by a statistically significant increase in glucocerebrosidase (GCase) activity that was more than 50%.

The Phase 1b clinical trial of GT-02287 will be conducted at seven sites covering the major metropolitan areas in Australia, all of which have experience with PD trials.

The Phase 1b open-label trial will assess the safety and tolerability of 13.5 mg/kg/day of GT-02287 for three months in patients with GBA1-PD or idiopathic PD. Secondary endpoints include pharmacokinetics, GCase modulation, levels of GCase substrates, and other biomarkers in plasma and cerebrospinal fluid. Data from the Phase 1b trial is anticipated mid-2025.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1*	Press Release dated December 23, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Exhibit is being furnished as part of this Current Report on Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIN THERAPEUTICS, INC.

Dated: December 23, 2024	By:	/s/ Gene Mack
Name: Gene Mack
Title: Chief Financial Officer and Interim Chief Executive Officer